Exhibit 10.32

               AMENDMENT AND TERMINATION OF REINSURANCE GUARANTEE
                                   AGREEMENT


THIS  AMENDMENT  AND  TERMINATION  OF  REINSURANCE   GUARANTEE  AGREEMENT  (this
"Agreement") is made as of [date]

BETWEEN:

(1)      XL INSURANCE (BERMUDA) LTD, a Bermuda insurance company, ("XLI")

AND:

(2) XL CAPITAL ASSURANCE INC., a New York domiciled financial guaranty insurance company; ("XLCA")

AND:

(3) XL FINANCIAL ASSURANCE LTD., a Bermuda domiciled financial guaranty reinsurance company; ("XLFA")


WHEREAS:

A. XLI issued a reinsurance agreement guarantee dated as of May 1, 2004 (the "XLI Guarantee") of XLFA's obligations to XLCA pursuant to a Second Amended and Restated Facultative Quota Share Reinsurance Treaty dated as of May 1, 2004 between XLFA and XLCA, as amended by the First Amendment to the Second Amended and Restated Facultative Quota Share Reinsurance Treaty dated December 1, 2004 (the "Original Fac QS Treaty");

B.       XLCA  and  XLFA  have  entered  into  a  Third   Amended  and  Restated
         Facultative Quota Share Reinsurance Treaty dated as of July 1, 2006, attached hereto as Exhibit A (the "Amended Fac QS Treaty");

C. XLI wishes to terminate the XLI Guarantee with respect to any new Policies ceded by XLCA to XLFA pursuant to the Amended Fac QS Treaty effective as at the closing date of an initial public offering of the shares of Security Capital Assurance Ltd, the direct parent company of XLFA and XLCA ("SCA IPO");

D. XLCA and XLFA agree to the termination of the XLI Guarantee solely with respect to any such new Policies being ceded by XLCA to XLFA pursuant to the Amended Fac QS Treaty as at the date of the SCA IPO; and

E. XLI agrees that it will continue to guarantee the obligations of XLFA pursuant to the terms of the XLI Guarantee of any existing Policies which have been ceded by XLCA to XLFA pursuant to the Amended Fac QS Treaty prior to the date of the SCA IPO.

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NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Except as otherwise defined in this Agreement, terms defined in the Amended Fac QS Treaty used herein are defined therein.

2. Each of the parties hereto agree that the XLI guarantee is hereby terminated and cancelled solely with respect to any new Policies ceded by XLCA to XLFA pursuant to the Amended Fac QS Treaty on and after the closing date of the SCA IPO.

3. Each of the parties acknowledges and agrees that the obligations of XLI under the terms of the XLI Guarantee for the Policies referred to in paragraph two above are hereby released and discharged and XLI shall have no further obligations thereunder.

4. Each of the parties further acknowledges and agrees that the terms of the XLI guarantee shall remain in full force and effect with respect to any existing Policies ceded by XLCA to XLFA pursuant to the Amended Fac QS Treaty prior to the closing date of the SCA IPO.

5. This Agreement may be executed in two or more counterparts each of which shall constitute an original, but all of which when taken together shall constitute one agreement. Any party may deliver a signed counterpart signature page of this Agreement by fax and such faxed signature pages shall be deemed to be an original for all purposes.

6. The terms and conditions of this Agreement and the rights of the parties hereunder shall be governed by and construed in all respects in accordance with the laws of the State of New York.


Executed and delivered by the parties hereto as of the date first above written.


Signed for and on behalf of XL INSURANCE (BERMUDA) LTD

By:___________________

Title:




Signed for and on behalf of XL FINANCIAL ASSURANCE LTD.

By:___________________

Title:

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Signed for and on behalf of XL CAPITAL ASSURANCE INC.

By:___________________

Title:


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                                    Exhibit A

      Third Amended and Restated Facultative Quota Share Reinsurance Treaty